SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                      FEDERATED INTERNATIONAL SERIES, INC.

------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
            ------------------------------------------------------------

      4)    Date Filed:
            ------------------------------------------------------------


                                        2

                      FEDERATED INTERNATIONAL SERIES, INC.

                       FEDERATED INTERNATIONAL INCOME FUND

PROXY STATEMENT - PLEASE VOTE!

     TIME IS OF THE ESSENCE...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

     Federated International Series, Inc. will hold a special meeting of shareholders of Federated International Income Fund on September 18, 2000. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the proposal and the process.

   WHY AM I BEING ASKED TO VOTE?

     Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.



WHAT IS THE ISSUE I AM BEING ASKED TO VOTE ON?

     The proposal is to change the Fund's fundamental investment objective from seeking a high level of current income in U.S. dollars consistent with prudent investment risk, and secondarily, capital appreciation, to obtaining a total return on its assets.

HOW DO I VOTE MY SHARES?

     You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" THE PROPOSAL.

     You may also vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. If you choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

     WHO DO I CALL IF I HAVE  QUESTIONS  ABOUT  THE PROXY  STATEMENT?  Call your
Investment   Professional   or  a  Federated   Client  Service   Representative.
Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Directors has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote FOR the proposal.


                      FEDERATED INTERNATIONAL SERIES, INC.

                       FEDERATED INTERNATIONAL INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 18, 2000

A Special Meeting of the shareholders of Federated International Income Fund (the "Fund"), a portfolio of Federated International Series, Inc. (the "Company"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 18, 2000, for the following purposes:

       1. To approve changing the Fund's fundamental investment objective from seeking a high level of current income in U.S. dollars consistent with prudent investment risk, and secondarily, capital appreciation, to obtaining a total return on its assets.



    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed July 6, 2000, as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,



                                                               John W. McGonigle
                                                                       Secretary

July 6, 2000


-------------------------------------------------------------------------------
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------


                                 PROXY STATEMENT

                      FEDERATED INTERNATIONAL SERIES, INC.

                       FEDERATED INTERNATIONAL INCOME FUND

                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

     The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on September 18, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        The purpose of the Special Meeting is set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about July 18, 2000, to shareholders of record at the close of business on July 6, 2000, (the "Record Date"). On the Record Date, the Fund had approximately 9,718,485 outstanding shares of capital stock.



     The Fund's annual report, which includes audited financial statements for the fiscal year ended November 30, 1999, was previously mailed to shareholders. The Fund's semi-annual report, which contains unaudited financial statements for the period ended May 31, 1999, was also previously mailed to shareholders. The Company will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of a Fund's annual report and/or semi-annual report. Requests for the annual report or semi-annual report for a Fund may be made by writing to the Company's principal executive offices or by calling the Company. The Company's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Company's toll-free telephone number is 1-800-341-7400.

        PROPOSAL: APPROVAL OR DISAPPROVAL OF CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE FROM SEEKING A HIGH LEVEL OF CURRENT INCOME IN U.S. DOLLARS CONSISTENT WITH PRUDENT INVESTMENT RISK, AND SECONDARILY, CAPITAL APPRECIATION, TO OBTAINING A TOTAL RETURN ON ITS ASSETS

     The Fund's investment objective is to seek a high level of current income in U.S. dollars consistent with prudent investment risk, and secondarily, capital appreciation. This investment objective cannot be changed without shareholder approval.

     At its meeting on May 17, 2000, the Directors unanimously approved changing the Fund's investment objective. The Directors have determined that it would be in the best interest of the Fund and the shareholders to change the investment objective to read as follows:

      "The investment objective of the Fund is to obtain a total return on its assets."

     This change is being submitted for shareholder approval at this Special Meeting.

     Changing the Fund's investment objective will provide the Fund's investment adviser with greater flexibility in managing the Fund's portfolio by removing the restriction that the adviser primarily pursue a high level of current income. The change will enable the adviser to emphasize income or capital appreciation in pursuing the Fund's investment strategy as it believes may be most advantageous in light of market conditions. As with any mutual fund, there is no guarantee that the investment objective will be achieved.

     The Fund's investment return has two components: income and changes in the price of its portfolio securities (capital appreciation). The Directors believe that requiring the adviser to prioritize income over capital appreciation may, in some market conditions, result in the Fund sacrificing total return. Changing the investment objective will enable the investment adviser to focus on searching for fixed income securities with sound economic fundamentals that have the best potential for either income or capital appreciation, depending on market conditions. While a particular security's income yield may continue to be a factor in the adviser's investment process, the adviser will not be required to prioritize income over capital appreciation. In this way, the adviser will be better able to seek the greatest total return on the Fund's assets.

     If the change in the Fund's investment objective is approved, the Directors have voted to change the Fund's name to "Federated International Bond Fund."

     Approval requires the affirmative vote of the lesser of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund.

        THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF CHANGING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE FROM SEEKING A HIGH LEVEL OF CURRENT INCOME IN U.S. DOLLARS CONSISTENT WITH PRUDENT INVESTMENT RISK, AND SECONDARILY, CAPITAL APPRECIATION, TO OBTAINING A TOTAL RETURN ON ITS ASSETS






                           INFORMATION ABOUT THE FUND

               PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTER SET FORTH IN THE ATTACHED NOTICE.

     In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUND

     Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

        At the close of business on the Record Date, the following shareholders owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of the Fund: Wabank & Co., Waukesha, WI, owned approximately 528,150 Shares (6.30%); LaCross & Co., Lacrosse, WI, owned approximately 2,227,688 Shares (26.61%); ISTCO, Belleville, IL, owned approximately 480,338 Shares (5.74%); and CIBC World Markets Corp., New York, NY, owned approximately 1,413,043 Shares (16.88%). Outstanding Class C Shares of the Fund are as follows: Edward Jones & Co., Maryland Hts., MO, owned approximately 32,051 Shares (8.11%); and MLPF&S, Jacksonville, FL, owned approximately 77,103 Shares (19.51%).



             OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated International Series, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

------------------------------------------------------------------------------

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

------------------------------------------------------------------------------

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

July 6, 2000

                      FEDERATED INTERNATIONAL SERIES, INC.

                       FEDERATED INTERNATIONAL INCOME FUND

INVESTMENT ADVISER

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

175 Water Street
New York, NY  10038-4965

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

        KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated International Income Fund (the "Fund"), a portfolio of Federated International Series, Inc. (the "Company"), hereby appoint Lance P. Carr, Maureen Ferguson, Alecia A. Allison, Michael D. McLean and William F. Haas or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on September 18, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00
p.m., and at any  adjournment  thereof.       The attorneys  named will vote the
shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED INTERNATIONAL SERIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

               TO   APPROVE   OR   DISAPPROVE    CHANGING   THE   FUND'S
            FUNDAMENTAL INVESTMENT OBJECTIVE FROM SEEKING A HIGH LEVEL OF CURRENT INCOME IN U.S. DOLLARS CONSISTENT WITH PRUDENT INVESTMENT RISK, AND SECONDARILY, CAPITAL APPRECIATION, TO OBTAINING A TOTAL RETURN ON ITS ASSETS.

            FOR               [   ]
            AGAINST           [   ]
            ABSTAIN           [   ]




                                                YOUR VOTE IS IMPORTANT Please
                                                complete, sign and return this
                                                card as soon as possible.


                                                Dated


                                                Signature


                                                Signature (Joint Owners)


     Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING
      1-800-690-6903, OR THROUGH THE INTERNET AT
      WWW.PROXYVOTE.COM.